UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2001

                        BIO-SOLUTIONS INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       33-25126-D                 85-0368333
----------------------------          -----------            ------------------
(State or other jurisdiction          (Commission            (IRS Employer
   of incorporation)                  file number)           Identification No.)


3807 Hardy Street
Hattiesburg, MS                                                      39402
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:   (601) 271-7309

                            Septima Enterprises, Inc.
                            15945 Quality Trail North
                                Scandia, MN 55073
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)




Copy of Communications to:

                               Wayne Hartke
                               The Hartke Building
                               7637 Leesburg Pike
                               Falls Church, VA 22043

ITEM 5.    OTHER EVENTS.

         On February 14, 2001, Bio-Solutions International, Inc. (the "Company"), a Nevada corporation, and Paradigm Sales & Marketing Corporation, a Florida corporation, and the individual holders of all of the outstanding capital stock of Paradigm Sales & Marketing Corporation (the "Holders") consummated a reverse acquisition (the "Reorganization") pursuant to a certain Share Exchange Agreement ("Agreement") of such date. Pursuant to the Agreement, the Holders tendered to the Company all issued and outstanding shares of common stock of Paradigm Sales & Marketing Corporation in exchange for 11,140,020 Shares of common stock of the Company. The reorganization is being accounted for as a reverse acquisition.

         Simultaneously with the closing of the Reorganization, one of the officers and directors of the Company, Charles Adams, tendered his resignation effective immediately. Prior thereto, the Board was expanded by consent of the existing directors to include Louis H. Elwell, III, June Nichols Sweeney, Senator R. Vance Hartke, Dr. Krish Reddy and Joe Ashley. The Board subsequently appointed Louis H. Elwell, III as Chairman of the Board and President and Joe Ashley as Vice President, Secretary and Treasurer.

         Total issued and outstanding stock after effecting the Share Exchange Agreement is 29,532,927.

         The Company intends to retain S.W. Hatfield, CPA as the Company's independent auditor.

         Copies of the Agreement are filed herewith as Exhibit 2.1, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired.

         (1) Financial statements of Paradigm Sales & Marketing Corporation, a Florida corporation, will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(d)      Pro forma financial information.

         (2) Pro forma financial information regarding the Reorganization will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(c)      Exhibits

Exhibit 2.1 Share Exchange Agreement between Bio-Solutions International, Inc. and Paradigm Sales & Marketing Corporation dated February 14, 2001.


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                        Bio-Solutions International, Inc.
                                  (Registrant)


Date:    February 14, 2001           By:  /s/ Louis H. Elwell, III
                                        ----------------------------------------
                                             Louis H. Elwell, III
                                             Chairman of the Board and President